Exhibit 4-1

SPECIMEN

MCB 2854
                                                                          SHARES


                           MONMOUTH COMMUNITY BANCORP
              ----------------------------------------------------
             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY


COMMON STOCK                                 CUSIP 609539 10 1
PAR VALUE $.01                               SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT      SPECIMEN



IS THE OWNER OF          SPECIMEN



     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF MONMOUTH COMMUNITY BANCORP (the "Corporation"), a New Jersey corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar. This security is not a deposit or account and is not federally insured or guaranteed.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

[CORPORATE SEAL]

DATED


/s/ James G. Aaron          /s/ Richard O. Lindsey       /s/ James S. Vaccaro
-----------------------    ------------------------    -------------------------
     Secretary                    President            Chairman of the Board and
                                                        Chief Executive Officer




COUNTERSIGNED AND REGISTERED:

    REGISTRAR AND TRANSFER COMPANY

                          TRANSFER AGENT
                          AND REGISTRAR
By

                    AUTHORIZED SIGNATURE

                    MONMOUTH COMMUNITY BANCORP

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM-  as tenants in common                  UNIF GIFT MIN ACT- ____________________Custodian___________________
TEN ENT-  as tenants by the entireties                                  (Cust)                        (Minor)
 JT TEN-  as joint tenants with right of                          under Uniform Gifts to Minors
          survivorship and  not as tenants
          in common                                               Act ________________________________________
                                                                                     (State)

                                                 UNIF TRF MIN ACT-  ______________Custodian (until age___________)
                                                                        (Cust)

                                                                  ___________________under Uniform Transfers
                                                                          (Minor)
                                                                  to Minors Act_________________________
                                                                                         (State)

     Additional abbreviations may also be used though not in the above list.


For Value Received, _______________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________


_____________________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________________

                              X____________________________________________

                              X____________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED

By
_____________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



 KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.